Exhibit 3.45

STATE OF DELAWARE

SECRETARY OF STATE

DIVISION OF CORPORATIONS

FILED 09:00 AM 08/13/1999

991337650 – 3077213

CERTIFICATE OF LIMITED PARTNERSHIP

OF

DBA EAST/WEST TEXAS OPERATING CO., LP

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, Title 6, Chapter 17 of the Code of the State of Delaware, does hereby certify as follows:

I.

Name

The name of the limited partnership is DBA EAST/WEST TEXAS OPERATING CO., LP (the “Partnership”).

II.

Address of Registered Office and Name of Registered

Agent for Service of Process

The registered office of the Partnership in the State of Delaware is the Corporation Service Company, 1013 Centre Road, Wilmington, County of New Castle. The name of the registered agent of the Partnership for service of process in the State of Delaware is the Corporation Service Company.

III.

Name and Business Address of the General Partner

The name and business address of the general partner of the Partnership are as follows:

Name	Business Address

dba Texas Partner, LLC	c/o Mark M. Sugino Reboul, MacMurray, Hewitt, Maynard & Kristol 45 Rockefeller Plaza, 10th Floor New York, New York 10111

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of dba East/West Texas Operating Co., LP as of the 12th day of August, 1999.

GENERAL PARTNER

DBA TEXAS PARTNER, LLC
a Delaware limited
liability company

By:	/s/ Mark M. Sugino
Name:	Mark M. Sugino
Title:	Authorized Person

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

DBA EAST/WEST TEXAS OPERATING CO., LP

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “Partnership”) is dba East/West Texas Operating Co., LP

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

“I.

Name

The name of the limited partnership is DBA TEXAS OPERATING CO., LP (the ‘Partnership’).”

The undersigned, a general partner of the Partnership, executed this Certificate of Amendment on September 2, 1999.

GENERAL PARTNER

DBA TEXAS PARTNER, LLC
a Delaware limited
liability company

By:	/s/ Michael Arana
Name:	Michael Arana
Title:	Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/02/1999
991369465 – 3077213

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/06/1999
991521841 – 3077213

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

DBA TEXAS OPERATING CO., LP

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “Partnership”) is dba Texas Operating Co., LP

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

“I.

Name

The name of the limited partnership is VALOR TELECOMMUNICATIONS OF TEXAS., LP (the ‘Partnership’).”

The undersigned, a general partner of the Partnership, executed this Certificate of Amendment on December 6, 1999.

GENERAL PARTNER

DBA TEXAS PARTNER, LLC
a Delaware limited
liability company

By:	/s/ Michael A. Arana
Name:	Michael A. Arana
Title:	Authorized Person

State of Delaware
Secretary of State
Division of Corporations Delivered 01:32 PM 06/26/2003
FILED 01:30 PM 06/26/2003
SRV 030423387 – 3077213 FILE

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

OF

VALOR TELECOMMUNICATIONS OF TEXAS., L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of

VALOR TELECOMMUNICATIONS OF TEXAS., L.P.

pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is VALOR TELECOMMUNICATIONS OF TEXAS., LP

SECOND: ARTICLE III of the Certificate of Limited Partnership shall be amended as follows: The name and business address of the general partner of the Partnership are as follows: Valor Telecommunications Enterprises, LLC, 201 E. John Carpenter Freeway, Suite 200, Irving, Texas, 75062.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 25th day of June, A.D. 2003.

By:	Valor Telecommunications Enterprises, LLC
General Partner(s)

Name:	/s/ William M. Ojile, Jr.
Print or Type
William M. Ojile, Jr.
Secretary

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is

Valor Telecommunications of Texas., LP

SECOND: Article 2 of the Certificate of Limited Partnership shall be amended as follows: The address of the registered office in Delaware shall be 1209 Orange Street, Wilmington, Delaware 19801 and the name of the registered agent at such address shall be The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 27th day of September, A.D. 2006.

Valor Telecommunications Enterprises, LLC,
as General Partner

By:	/s/ John Fletcher
Exec. VP, General Counsel and Sec.
Name:	John P. Fletcher

State of Delaware
Secretary of State
Division of Corporations Delivered 06:01 PM 09/28/2006
FILED 04:57 PM 09/28/2006 SRV 060897175 – 3077213 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:52 PM 10/10/2006
FILED 12:24 PM 10/10/2006
SRV 060927720 – 3077213 FILE

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Valor Telecommunications of Texas., LP

SECOND: Article III of the Certificate of Limited Partnership shall be amended as follows: The name and business address of the general partner of the partnership are as follows: Valor Telecommunications Enterprises, LLC, 201 E. John Carpenter Freeway, Ste. 200, Irving, TX 75062

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 10th day of October, A.D. 2006.

By:	Valor Telecommunication Enterprises, LLC
General Partner(s)

Name:	William M. Ojile, Jr. – Authorized Person
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